SECOND AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                       PACIFIC MEDICAL LIMITED PARTNERSHIP

                  THIS AMENDMENT, effective as of the 1st day of January, 1999, is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Pacific Medical Limited Partnership, a Hawaii limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                    RECITALS:
                                    --------

                  1. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," entered into that certain Agreement of Limited Partnership of Pacific Medical Limited Partnership dated April 1, 1996, as amended by that certain First Amendment to Agreement of Limited Partnership of the Partnership, effective as of August 1, 1998.

          2. The Partners desire to amend the Agreement to reflect the assignment by Lithotripters, Inc. (the "Assignor") of a two percent (2%) limited partnership interest in the Partnership to Charles D. Kim, Jr., M.D. and a two percent (2%) limited partnership interest in the Partnership to Richard I. Tsou, M.D.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule  A-1 is  deleted  in its  entirety  and  new
                  Schedule A-2, attached hereto, is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first-above written.

                                                     GENERAL PARTNER:

                                                     Lithotripters, Inc.

                                         By:/s/ Joseph Jenkins, M.D.
                                         ---------------------------
                                                     Joseph Jenkins, M.D.
                                                     President

                                              ALL THE LIMITED PARTNERS OF THE
                                              PARTNERSHIP WHOSE NAMES APPEAR ON
                                              SCHEDULE A-2

                                         By:/s/ Joseph Jenkins, M.D.      (SEAL)
                                         ---------------------------
                                                 Joseph Jenkins, M.D.,
                                                 Attorney-in-Fact*

* Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.

                                                       1-

                                                                    SCHEDULE A-2

                        Schedule of Partnership Interests

                       PACIFIC MEDICAL LIMITED PARTNERSHIP

           CONTRIBUTIONS OF CAPITAL TO THE PARTNERSHIP AND GUARANTIES

                            Cash                                    Percentage

General Partner          Contribution           Guaranty(1)           Interest

Lithotripters, Inc.      $47,688                   $330,402.80               20%

Limited Partners

Lithotripters, Inc.      $47,250                   $181,721.54               11%

Antonio Tan              $10,000                    $66,080.56                4%

Robert Carlile           $10,000                    $66,080.56                4%

Herbert Chinn            $10,000                    $66,080.56                4%

Rick Davis               $10,000                    $66,080.56                4%

Terry Yee                 $5,000                    $33,040.28                2%

William Flanagan          $2,250                    $16,520.14                1%

Keith Mooney              $2,500                    $16,520.14                1%

Franklin Clark            $2,250                    $16,520.14                1%

Thomas Jordan             $2,250                    $16,520.14                1%

William Jordan            $2,250                    $16,520.14                1%

Philip Gallina            $2,250                    $16,520.14                1%

William Grine             $2,250                    $16,520.14                1%

Jack Cassell              $2,500                    $16,520.14                1%

Marilyn Hata             $10,000                    $66,080.56                4%

Charles D. Kim, Jr.        N/A(2)              $33,040.28(3)                  2%

David Kychenbecker        $10,000                   $66,080.56                4%

                            Cash                                      Percentage

General Partner          Contribution                Guaranty(1)       Interest

Douglas Gary Lattimer    $10,000                    $66,080.56                4%

William Yarborough       $10,000                    $66,080.56                4%

Dan Myers                 $2,250                    $16,520.14                1%

Jim Brady                 $2,250                    $16,520.14                1%

Tom Mobley                $2,250                    $16,520.14                1%

Timothy Quillen           $2,250                    $16,520.14                1%

James Monroe              $2,250                    $16,520.14                1%

J. Ronald Smith           $2,250                    $16,520.14                1%

David M. Coussens         $2,500                    $16,520.14                1%

Denis E. Healey           $2,500                    $16,520.14                1%

Lewis F. Russell          $2,500                    $16,520.14                1%

Alan Terry                $2,250                    $16,520.14                1%

Anthony Rand              $2,250                    $16,520.14                1%

Joseph Jenkins            $2,250                    $16,520.14                1%

Rene Sepulveda            $2,500                    $16,520.14                1%

Robert McAlpine           $2,250                    $16,520.14                1%

Lance Templeton           $2,500                    $16,520.14                1%

Lelan C. Byrd             $2,500                    $16,520.14                1%

Donald A. Stewart         $2,500                    $16,520.14                1%

Larry Raithaus             N/A(2)              $33,040.28(3)                  2%

Richard I. Tsou            N/A(2)              $33,040.28(3)                  2%

William Yarborough, M.D.,
    Inc.                   N/A(2)              $66,080.56(3)                  4%

         TOTAL:         $238,438                 $1,652,014.00              100%
                        ========                 =============              ====

(1) Represents the estimated principal portion of each Partner's guaranty obligation, as each Partner's obligation under the Guaranty includes not only principal, but also (as provided in the Guaranty) accrued and unpaid interest, late payment penalties and all costs incurred by the Bank in collecting any defaulted obligations.

(2) Larry Raithaus, M.D., Charles D. Kim, Jr., M.D., Richard I. Tsou, M.D. and William Yarborough, M.D., Inc. received their limited partnership interests by an assignment from Lithotripters, Inc. and therefore made no capital contributions to the Partnership.

(3) Pursuant to the terms of the assignments by Lithotripters, Inc., Larry Raithaus, M.D., Charles D. Kim, Jr., M.D., Richard I. Tsou, M.D. and William Yarborough, M.D., Inc. assumed their pro rata portion of the initial limited partner guaranty of Lithotripters, Inc.